77. Q1) Exhibits

77Q1(b) Other

(OTHER)

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 74U AND 74V.

FOR PERIOD ENDING 6/30/2008

FILE NUMBER 811-06722

SERIES NO.: 1 FORWARD SMALL CAP EQUITY FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$0

2.  Dividends for a second class of open-end company shares

Institutional Class

$0

Class A

$0

73A

1.

Dividends from net investment income

Investor Class

$0.0000

2.

Dividends for a second class of open-end company shares

Institutional Class

$0.0000

Class A

$0.0000

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

17,980

2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

10,621

Class A

     709

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$18.46

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$19.03

Class A

$18.51

FOR PERIOD ENDING 06/30/2008

FILE NUMBER 811-06722

SERIES NO.: 9 FORWARD INTERNATIONAL SMALL COMPANIES FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$0

2.  Dividends for a second class of open-end company shares

Institutional Class

$0

Class A

$0

73A

3.

Dividends from net investment income

Investor Class

$0.0000

4.

Dividends for a second class of open-end company shares

Institutional Class

$0.0000

Class A

$0.0000

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

12,497

2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

35,855

Class A

     250

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$16.22

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$16.31

Class A

$16.23

FOR PERIOD ENDING 06/30/2008

FILE NUMBER 811-06722

SERIES NO.: 10 FORWARD EMERGING MARKETS FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$0

2.  Dividends for a second class of open-end company shares

Institutional Class

$0

Class A

$0

73A

5.

Dividends from net investment income

Investor Class

$0.0000

6.

Dividends for a second class of open-end company shares

Institutional Class

$0.0000

Class A

$0.0000

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

1,223

2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

4,355

Class A

   124

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$24.47

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$24.64

Class A

$24.47

FOR PERIOD ENDING 6/30/2008

FILE NUMBER 811-06722

SERIES NO.: 16 FORWARD LONG/SHORT CREDIT ANALYSIS FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$123

2.  Dividends for a second class of open-end company shares

Institutional Class

  $31

Class A

$352

73A

7.

Dividends from net investment income

Investor Class

$0.2353

8.

Dividends for a second class of open-end company shares

Institutional Class

$0.2391

Class A

$0.2359

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

    524

2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

    131

Class A

 1,480

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$7.13

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$7.13

Class A

$7.12

FOR PERIOD ENDING 06/30/2007

FILE NUMBER 811-06722

SERIES NO.: 17 FORWARD INTERNATIONAL FIXED INCOME FUND

72DD.

1. Total income dividends for which record date passed during the period

Investor Class

$101

2.  Dividends for a second class of open-end company shares

Institutional Class

$302

Class A

$  91

Class C

$  78

73A

1

Dividends from net investment income

Investor Class

$0.2216

2

Dividends for a second class of open-end company shares

Institutional Class

$0.2424

Class A

$0.2182

Class C

$0.1879

74U.

1.   Number of shares outstanding (000's Omitted)

Investor Class

   461

2.  Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

1,282

Class A

   419

Class C

   415

74V.

1.   Net asset value per share (to nearest cent)

Investor Class

$10.35

2.   Net asset value per share of a second class of open-end company shares (to nearest cent)

Institutional Class

$10.34

Class A

$10.35

Class C

$10.36